AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
                               GENERATIONS (TM)
                COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT
                       SUPPLEMENT DATED OCTOBER 28, 1997
                                      TO
                         PROSPECTUS DATED MAY 1, 1997
                       AS SUPPLEMENTED OCTOBER 14, 1997


ENHANCED RATE--THE GUARANTEED INTEREST RATE FOR THE GUARANTEE PERIOD THAT IS PRESENTLY AVAILABLE UNDER THE AUTOMATIC TRANSFER PLAN REFERRED TO ON PAGE 20 OF THE PROSPECTUS IS 2.70% GREATER THAN THE GUARANTEED INTEREST RATE FOR A GUARANTEE PERIOD OF THE SAME DURATION THAT IS NOT AVAILABLE UNDER SUCH AN AUTOMATIC TRANSFER PLAN.



dcaintrt

                                GENERATIONS(TM)
               COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS
                                  OFFERED BY
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       ANNUITY ADMINISTRATION DEPARTMENT
                   P.O. BOX 1401, HOUSTON, TEXAS 77251-1401
                          1-800-200-3883 713/831-3505

American General Life Insurance Company ("AGL") is offering the flexible payment deferred individual annuity contracts (the "Contracts") described in this Prospectus.


You may use AGL's Separate Account D for a variable investment return under the Contracts based on one or more of the following mutual fund series of the Van Kampen American Capital Life Investment Trust ("Trust") - the Domestic Income Portfolio, Emerging Growth Portfolio, the Enterprise Portfolio, the Government Portfolio, the Growth and Income Portfolio, the Money Market
Portfolio, the Morgan Stanley Real Estate Securities Portfolio, and the Strategic Stock Portfolio; and one or more of the following mutual fund series of the Morgan Stanley Universal Funds, Inc. ("Fund") - the Asian Equity Portfolio, the Emerging Markets Equity Portfolio, the Equity Growth Portfolio (formerly the Growth Portfolio), the International Magnum Portfolio, the Global Equity Portfolio, the Value Portfolio, the Mid Cap Value Portfolio, the High Yield Portfolio and the Fixed Income Portfolio.


You may also use AGL's guaranteed interest accumulation option. This option currently has one guarantee period, with a guaranteed interest rate.

This Prospectus is designed to provide information about the Contracts that you should know before investing. Please read it carefully and keep it for future reference. Information about certain aspects of the Contracts, in addition to that found in this Prospectus, has been filed with the Securities and Exchange Commission in the Statement of Additional Information (the "Statement"). The Statement, dated May 1, 1997, is incorporated by reference into this Prospectus. The "Table of Contents" of the Statement appears at page 39 of this Prospectus. You may obtain a free copy of the Statement upon written or oral request to AGL's Annuity Administration Department in our Home Office, which is located at 2727-A Allen Parkway, Houston, Texas 77019-2191. The mailing address and telephone numbers are set forth above.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE RELATED STATEMENT (OR ANY SALES LITERATURE APPROVED BY AGL) IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE
CONTRACTS ARE NOT AVAILABLE IN ALL STATES AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST AND THE
MORGAN STANLEY UNIVERSAL FUNDS, INC.

                        PROSPECTUS DATED MAY 1, 1997 AS
                         SUPPLEMENTED OCTOBER 14, 1997
        WITH RESPECT TO PAGES 1, 7, 8, 13, 14, 16, 17, 20, 35, 36, 37

                                   CONTENTS

Glossary.................................................................  4
Fee Table................................................................  6
Synopsis of Contract Provisions..........................................  9
  Minimum Investment Requirements........................................  9
  Purchase Payment Accumulation..........................................  9
  Fixed and Variable Annuity Payments....................................  9
  Changes in Allocations Among Divisions and Guarantee Periods........... 10
  Surrenders, Withdrawals and Cancellations.............................. 10
  Death Proceeds......................................................... 10
  Limitations Imposed by Retirement Plans and Employers.................. 11
  Communications to Us................................................... 11
  Performance Information................................................ 11
  Financial Ratings...................................................... 12
  Other Information...................................................... 13
Financial Information.................................................... 13
AGL...................................................................... 13
Separate Account D....................................................... 13
The Series .............................................................. 13
  Voting Privileges...................................................... 15
The Fixed Account........................................................ 16
Contract Issuance and Purchase Payments.................................. 17
Owner Account Value...................................................... 19
  Variable Account Value................................................. 19
  Fixed Account Value.................................................... 19
Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal
  of Owner Account Value................................................. 20
  Transfers.............................................................. 20
  Automatic Rebalancing.................................................. 21
  Surrenders and Partial Withdrawals..................................... 21
Annuity Period and Annuity Payment Options............................... 22
  Annuity Commencement Date.............................................. 22
  Application of Owner Account Value..................................... 22
  Fixed and Variable Annuity Payments.................................... 23
  Annuity Payment Options................................................ 23
  Transfers.............................................................. 26
Death Proceeds........................................................... 26
  Death Proceeds Prior to the Annuity Commencement Date.................. 26
  Death Proceeds After the Annuity Commencement Date..................... 27
  Proof of Death......................................................... 27
Charges Under the Contracts.............................................. 28
  Premium Taxes.......................................................... 28
  Surrender Charge....................................................... 28
  Transfer Charges....................................................... 30
  Annual Contract Fee.................................................... 30
  Charge to Separate Account D........................................... 30
  Miscellaneous.......................................................... 31
  Systematic Withdrawal Plan ............................................ 31
  One-Time Reinstatement Privilege....................................... 31
  Reduction in Surrender Charges and Administrative Charges.............. 31
Long-Term Care and Terminal Illness...................................... 31
  Long-Term Care......................................................... 31

  Terminal Illness....................................................... 32
Other Aspects of the Contracts........................................... 32
  Owners, Annuitants and Beneficiaries; Assignments...................... 32
  Reports................................................................ 33
  Rights Reserved by Us.................................................. 33
  Payment and Deferment.................................................. 33
Federal Income Tax Matters............................................... 34
  General................................................................ 34
  Non-Qualified Contracts................................................ 34
  Individual Retirement Annuities ("IRAs")............................... 35
Roth IRAs................................................................ 37
  Simplified Employee Pension Plans...................................... 37
  Simple Retirement Accounts............................................. 37
  Other Qualified Plans.................................................. 38
  Private Employer Unfunded Deferred Compensation Plans.................. 38
  Excess Distributions - 15% Tax......................................... 39
  Federal Income Tax Withholding and Reporting........................... 39
  Taxes Payable by AGL and Separate Account D............................ 39
Distribution Arrangements................................................ 40
Legal Matters............................................................ 40
Other Information on File................................................ 40
Contents of Statement of Additional Information.......................... 41

                                   GLOSSARY


WE, OUR AND US - American General Life Insurance Company ("AGL").

YOU AND YOUR - a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Contract. This would generally be the Owner.

ACCOUNT VALUE - the sum of your Fixed Account Value and Variable Account Value after deduction of any fees.

ACCUMULATION UNIT - a measuring unit used in calculating your interest in a Division of Separate Account D prior to the Annuity Commencement Date.

ANNUITANT - the person named as such in the application for a Contract and on whose life annuity payments may be based.

ANNUITY COMMENCEMENT DATE - the date on which we begin making payments under an Annuity Payment Option, unless a lump-sum distribution is elected instead.

ANNUITY PAYMENT OPTION - one of the several forms in which you can request us to make annuity payments.

ANNUITY PERIOD - the period during which we make annuity payments under an Annuity Payment Option.

ANNUITY UNIT - a measuring unit used in calculating the amount of Variable Annuity Payments.

BENEFICIARY - the person that you designate to receive any proceeds due under a Contract following the death of an Owner or an Annuitant.

CODE - the Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT - a person that you designate under a Non-Qualified Contract to become the Annuitant if the Annuitant dies before the Annuity Commencement Date and the Contingent Annuitant survives the Annuitant.

CONTINGENT BENEFICIARY - a person that you designate to receive any proceeds due under a Contract following the death of an Owner or an Annuitant, if the Beneficiary has died but the Contingent Beneficiary survives at the time such proceeds become payable.

CONTRACT - an individual annuity Contract offered by this Prospectus.

CONTRACT ANNIVERSARY - each anniversary of the date of issue of the Contract.

CONTRACT YEAR - each year beginning with the date of issue of the Contract.

DIVISION - one of the several different investment options into which Separate Account D is divided.

FIXED ACCOUNT - the name of the investment alternative under which purchase payments are allocated to AGL's General Account.

FIXED ACCOUNT VALUE - the amount of your Account Value which is in the Fixed Account.

FIXED ANNUITY PAYMENTS - annuity payments that are fixed in amount and do not vary with the investment experience of any Division of Separate Account D.

GENERAL ACCOUNT - all assets of AGL other than those in Separate Account D or any other legally-segregated separate account established by AGL.

GUARANTEED INTEREST RATE - the rate of interest we credit during any Guarantee Period, on an effective annual basis.

GUARANTEE PERIOD - the period for which a Guaranteed Interest Rate is credited.

HOME  OFFICE - our  office  at the  following  addresses  and  phone  numbers:
American General Life Insurance Company, Annuity Administration Department, 2727-A Allen Parkway, Houston, Texas 77019-2191; mailing address - P.O. Box 1401, Houston, Texas 77251-1401; 1-800-200-3883 or 713-831-3505.

INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") - a federal law governing the operations of investment companies such as the Series and Separate Account D.

NON-QUALIFIED - not eligible for the special federal income tax treatment applicable in connection with retirement plans pursuant to Sections 401, 403, or 408 of the Code.

OWNER - the holder of record of a Contract, except that the employer or trustee may be the Owner of the Contract in connection with a retirement plan.

QUALIFIED - eligible for the special federal income tax treatment applicable in connection with retirement plans pursuant to sections 401, 403, or 408 of the Code.

SEPARATE ACCOUNT D - the segregated asset account referred to as American General Life Insurance Company Separate Account D established to receive and invest purchase payments under the Contracts.

SERIES - an individual portfolio of a mutual fund available for investment under the Contracts. Currently, the series available under the Contracts are part of either the Van Kampen American Capital Life Investment Trust or the Morgan Stanley Universal Funds, Inc.

SURRENDER CHARGE - a charge for sales expenses that may be assessed upon surrenders of and payments of certain other amounts from a Contract.

VALUATION DATE - all days on which we are open for business except, with respect to any Division, days on which the related Series does not value its shares.

VALUATION PERIOD - the period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

VARIABLE ANNUITY PAYMENTS - annuity payments that vary in amount based on the investment experience of one or more of the Divisions of Separate Account D.

VARIABLE ACCOUNT VALUE - the amount of your Account Value that is in Separate Account D.

WRITTEN - signed, dated, in form and substance satisfactory to us and received at our Home Office. See "Synopsis of Contract Provisions - Communications to Us." You must use special forms provided by us or your sales representative to authorize telephone transfers, elect an Annuity Option or exercise your one-time reinstatement privilege.

                                   FEE TABLE

        The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly pursuant to a Contract and in connection with the Series. The table reflects expenses of the Separate Account as well as the Series. Amounts for state premium taxes or similar assessments may also be deducted, where applicable.

PARTICIPANT TRANSACTION CHARGES
     Front-End Sales Charge Imposed on Purchases..........................   0%
        Maximum Surrender Charge (1)......................................   6%
        (computed as a percentage of purchase payments surrendered)
     Transfer Fee......................................................... $ 0 (2)


ANNUAL CONTRACT FEE (3)................................................... $30

SEPARATE ACCOUNT D ANNUAL EXPENSES (as a percentage of average daily net asset value)

     Mortality and Expense Risk Charge.................................... 1.25%
     Administrative Expense Charge........................................ 0.15%
                                                                           -----
       Total Separate Account D Annual Expenses........................... 1.40%
                                                                           =====

(1) This charge does not apply or is reduced under certain circumstances. See "Surrender Charge."
(2) This charge is $25 after the twelfth transfer during each Contract Year prior to the Annuity Commencement Date. There is an exception to this charge. See "Automatic Rebalancing."
(3)   This charge is not imposed during the Annuity Period.

THE SERIES' ANNUAL EXPENSES (1) (as a percentage of average net assets)

                             Management            Other
                             Fees After            Expenses                Total Series
                             Expense               After Expense             Operating
                             Reimbursement         Reimbursement             Expenses
                             -------------         -------------           ------------

Emerging Growth                0.00%                  0.85%                   0.85%
Enterprise (2)                 0.37%                  0.23%                   0.60%
Growth and Income              0.00%                  0.75%                   0.75%
Domestic Income (2)            0.00%                  0.60%                   0.60%
Government (2)                 0.33%                  0.27%                   0.60%
Money Market (2)               0.00%                  0.60%                   0.60%
Morgan Stanley Real
 Estate Securities             0.83%                  0.27%                   1.10%
Strategic Stock                0.50%                  0.15%                   0.65%
Asian Equity                   0.80%                  0.40%                   1.20%
Emerging Markets Equity        1.25%                  0.50%                   1.75%
Equity Growth                  0.55%                  0.30%                   0.85%
International Magnum           0.80%                  0.35%                   1.15%
Global Equity                  0.80%                  0.35%                   1.15%
Value                          0.55%                  0.30%                   0.85%
Mid Cap Value                  0.75%                  0.30%                   1.05%
High Yield                     0.50%                  0.30%                   0.80%
Fixed Income                   0.40%                  0.30%                   0.70%

(1) The annual expenses are estimated for the current fiscal year for the Emerging Growth, Growth and Income, Morgan Stanley Real Estate Securities, Strategic Stock, Asian Equity, Emerging Markets Equity,
      Equity Growth, International Magnum, Global Equity, Value, Mid Cap Value, High Yield and Fixed Income Portfolios because none of the Series has financial statements covering a period of at least ten months.

(2) If certain voluntary expense reimbursements from the investment adviser were terminated, management fees and other expenses would have been as set out in the following table. Information about annual expenses excluding voluntary expense reimbursements is not available for the other Portfolios since none of the other Series has financial statements covering a period of at least ten months.


                                 Management            Other               Total
                                   Fees               Expenses            Expenses
                               -------------       -------------        ------------
Enterprise                         0.50%               0.25%                0.75%
Domestic Income                    0.50%               0.79%                1.29%
Government                         0.50%               0.30%                0.80%
Money Market                       0.50%               0.79%                1.29%


EXAMPLE (3)     If you  surrender  your  Contract (or if you  annuitize  under circumstances where a surrender charge is payable) (4) at the end of the applicable time period, a $1,000 investment would be subject to the following expenses, assuming a 5% annual return on assets:

 If all amounts are invested           1 Year        3 Years      5 Years      10 Years
 in one of the following               ------        -------      -------      --------
 Series:
 ---------------------------

Emerging Growth                         $78          $118           N/A          N/A
Enterprise                              $75          $110          $147         $239
Growth and Income                       $77          $114           N/A          N/A


                                       7



Domestic Income                         $75          $110          $147         $239
Government                              $75          $110          $147         $239
Money Market                            $75          $110          $147         $239
Morgan Stanley Real Estate Securities   $80          $125           N/A          N/A
Strategic Stock                         $76          $111           N/A          N/A
Asian Equity                            $87          $139           N/A          N/A
Emerging Markets Equity                 $87          $144           N/A          N/A
Equity Growth                           $78          $118           N/A          N/A
International Magnum                    $81          $127           N/A          N/A
Global Equity                           $81          $127           N/A          N/A
Value                                   $78          $118           N/A          N/A
Mid Cap Value                           $80          $124           N/A          N/A
High Yield                              $78          $118           N/A          N/A
Fixed Income                            $76          $113           N/A          N/A


EXAMPLE (3)     If you do NOT  surrender  your  Contract (or if you  annuitize under  circumstances  where a surrender charge is not payable)
                (4)  at the  end  of  the  applicable  time  period  a  $1,000
                investment  would  be  subject  to  the  following   expenses,
                assuming a 5% annual return on assets:

 If all amounts are invested           1 Year        3 Years      5 Years      10 Years
 in one of the following               ------        -------      -------      --------
 Series:
 ---------------------------


Emerging Growth                         $24          $73            N/A          N/A
Enterprise                              $21          $65           $111         $239
Growth and Income                       $23          $69            N/A          N/A
Domestic Income                         $21          $65           $111         $239
Government                              $21          $65           $111         $239
Money Market                            $21          $65           $111         $239
Morgan Stanley Real Estate Securities   $26          $80            N/A          N/A
Strategic Stock                         $22          $66            N/A          N/A
Asian Equity                            $33          $94            N/A          N/A
Emerging Markets Equity                 $33          $99            N/A          N/A
Equity Growth                           $24          $73            N/A          N/A
International Magnum                    $27          $82            N/A          N/A
Global Equity                           $27          $82            N/A          N/A
Value                                   $24          $73            N/A          N/A
Mid Cap Value                           $26          $79            N/A          N/A
High Yield                              $24          $73            N/A          N/A
Fixed Income                            $22          $68            N/A          N/A

(3)   In these  Examples,  "N/A"  indicates  that SEC rules  require  that the
      Emerging Growth, Growth and Income, Morgan Stanley Real Estate Securities, Strategic Stock, Asian Equity, Emerging Markets Equity,
      Equity Growth, International Magnum, Global Equity, Value, Mid Cap Value, High Yield and Fixed Income Portfolios complete the Example for only the one and three year periods.

(4) For a description of the circumstances under which the Surrender Charge may be payable under annuitization, see "Surrender Charge."

      THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. The Examples are based, with respect to all of the Series, on an estimated Average Account Value of $40,000.

SYNOPSIS OF CONTRACT PROVISIONS

      This synopsis should be read together with the other information set forth in this Prospectus. Variations due to requirements particular to your state are described in this Prospectus, or in your Contract, as appropriate.

      The Contracts are designed to provide retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide Fixed or Variable Annuity

Payments.

MINIMUM INVESTMENT REQUIREMENTS

      Your initial purchase payment must be at least $5,000. The amount of any subsequent purchase payment that you make must be at least $100. If your Account Value falls below $500, we may cancel your interest in the Contract and treat it as a full surrender. We also may transfer funds from a Division (other than the Money Market Division) or Guarantee Period under your Contract without charge to the Money Market Division if the Account Value of that Division or Guarantee Period falls below $500. See "Contract Issuance and Purchase Payments."

PURCHASE PAYMENT ACCUMULATION

      Purchase payments will be accumulated on a variable or fixed basis until the Annuity Commencement Date. For variable accumulation, you may allocate part or all of your Account Value to one or more of the sixteen available Divisions of Separate Account D. Each such Division invests solely in shares of one of sixteen corresponding Series. See "The Series." As the value of the investments in a Series' shares increases or decreases, the value of accumulated purchase payments allocated to the corresponding Division increases or decreases, subject to applicable charges and deductions. See "Variable Account Value."

      For fixed accumulation, you may allocate part or all of your Account Value to one or more of the Guarantee Periods available in our Fixed Account at the time you make your allocation. Each Guarantee Period is for a different period of time and has a different Guaranteed Interest Rate. While allocated to a Guarantee Period, the value of accumulated purchase payments increases at the Guaranteed Interest Rate applicable to that Guarantee Period. See "The Fixed Account."

      Over the lifetime of your Contract, you may allocate part or all of your Account Value to no more than eighteen Divisions and Guarantee Periods. This limit includes those Divisions and Guarantee Periods from which you have either transferred or withdrawn all of your Account Value previously allocated to such Divisions or Guarantee Periods.

FIXED AND VARIABLE ANNUITY PAYMENTS

      You may elect to receive Fixed or Variable Annuity Payments, or a combination thereof, commencing on the Annuity Commencement Date. Fixed Annuity Payments are periodic payments from AGL, the amount of which is fixed and guaranteed by AGL. The amount of the payments will depend on the Annuity Payment Option chosen, the age and, in some cases, sex of the Annuitant, and the total amount of Account Value applied to the fixed Annuity Payment Option.

      Variable Annuity Payments are similar to Fixed Annuity Payments, except that the amount of each periodic payment from AGL will vary reflecting the net investment return of the Division or Divisions chosen in connection with a variable Annuity Payment Option. If the net investment return for a given month exceeds the assumed interest rate used in the Contract's annuity tables, the monthly payment will be greater than the previous payment. If the net investment return for a month is less than the assumed interest rate, the monthly payment will be less than the previous payment. The assumed interest rate used in the Contract's annuity tables is 3.5%. AGL may in the future offer other forms of the Contract with a lower assumed interest rate, and reserves the right to discontinue the offering of the higher interest rate form of Contract. See "Annuity Period and Annuity Payment Options."

CHANGES IN ALLOCATIONS AMONG DIVISIONS AND GUARANTEE PERIODS

      Prior to the Annuity Commencement Date, you may modify your election with respect to the allocation of future purchase payments to each of the various Divisions and Guarantee Periods, without charge.

      In addition, you may reallocate your Account Value among the Divisions and Guarantee Periods prior to the Annuity Commencement Date. Transfers out of a Guarantee Period, however, are subject to limitations as to amount. For these and other terms and conditions of transfer, see "Transfer, Surrender and Partial Withdrawal of Owner Account Value - Transfers."

      After the Annuity Commencement Date, you may make transfers among the Divisions or to a fixed Annuity Payment Option, but you may not make transfers from a fixed Annuity Payment Option. See "Annuity Period and Annuity Payment Options - Transfers."

SURRENDERS, WITHDRAWALS AND CANCELLATIONS

      You may make a total surrender of or partial withdrawal from your Contract at any time prior to the Annuity Commencement Date, by Written request to us. A Surrender Charge may be assessed and some surrenders and withdrawals may subject you to tax penalties. See "Surrenders and Partial Withdrawals."

      You may cancel your Contract by delivering it or mailing it with a Written cancellation request to our Home Office or to the sales representative through whom it was purchased, before the close of business on the tenth day after you receive the Contract. (In some cases, the Contract may provide for a 20 or 30-day, rather than a ten-day period.) If the foregoing items are sent by mail, properly addressed and postage prepaid, they will be deemed to be received by us on the date actually received.

      We will refund to you the Owner Account Value plus any premium taxes and Annual Contract Fee that have been deducted. In states where the law so requires, however, we will refund the greater of that amount or the amount of your purchase payments, or, if the law permits, the amount of your purchase payments.

DEATH PROCEEDS

      In the event that the Annuitant or Owner dies prior to the Annuity Commencement Date, a benefit is payable to the Beneficiary. See "Death Proceeds Prior to the Annuity Commencement Date."

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

      Certain rights you would otherwise have under a Contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a Contract is used. We are not responsible for monitoring or assuring compliance with the provisions of any retirement plan.

COMMUNICATIONS TO US

      All communications to us should include your Contract number, your name and, if different, the Annuitant's name. Communications may be directed to the addresses and phone numbers on the cover of this Prospectus.

      Except as otherwise specified in this Prospectus, purchase payments or other communications are deemed received at our Home Office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

PERFORMANCE INFORMATION

      From time to time, Separate Account D may include in advertisements and other sales materials several types of performance information for the Divisions, including "average annual total return," "total return," and "cumulative total return." The Domestic Income Division, the Government Division, and the Growth and Income Division may also advertise "yield." The Money Market Division may advertise "yield" and "effective yield."

      The performance information that may be presented is not an estimate or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular Owner. Additional information concerning a Division's performance appears in the Statement.

      TOTAL RETURN AND YIELD QUOTATIONS. Average annual total return, total return, and cumulative total return calculations measure the net income of a Division plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in the Division for the period in question. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in a Division over the applicable period. Total return figures are also annualized, but do not, as described below, include the effect of any applicable Surrender Charge or Annual Contract Fee. Cumulative total return figures represent the cumulative change in value of an investment in a Division for various periods.

      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Money Market Division) expressed as a percentage of the value of the Division's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Division generates the same level of net income over a one year period which is compounded on a semi-annual basis. The effective yield for the Money Market Division is calculated similarly but includes the effect of assumed compounding. The Money Market Division's effective yield will be slightly higher than its yield due to this compounding effect.

      Average annual total return figures include the deduction of all recurring charges and fees applicable under the Contract to all Owner accounts, including the Mortality and Expense Risk Charge, the Administrative Expense Charge, the applicable Surrender Charge that may be imposed at the end of the period in question, and a pro-rated portion of the Annual Contract Fee. Yield, effective yield, total return, and cumulative total return figures do not include the effect of any Surrender Charge that may be imposed upon the redemption of Accumulation Units, and thus may be higher than if such charge were deducted. Total return and cumulative total return figures also do not include the effect of the Annual Contract Fee.

      DIVISION PERFORMANCE. The investment performance for each Division that invests in a corresponding Series of the Trust will generally reflect the investment performance of that corresponding Series for the periods stated. This information appears in the Statement. For periods prior to the date the Contracts became available, the performance information for a Division will be calculated on a hypothetical basis by applying current Separate Account fees and charges under the Contract to the historical performance of the corresponding Series. We may waive or reimburse certain fees or charges applicable to the Contract and such waivers or reimbursements will affect each Divisions's performance results.

      Information about the experience of the investment advisers to the Series of the Fund appears in the prospectus for the Fund.

FINANCIAL RATINGS

AGL may also advertise or report to Owners its ratings as an insurance company by the A. M. Best Company. Each year, A. M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F. An A++ rating means, in the opinion of A. M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations. A. M. Best publishes Best's Insurance Reports, Life-Health Edition.

In addition, the claims-paying ability of AGL as measured by the Standard & Poor's Corporation may be referred to in advertisements or in reports to Owners. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D.

AGL may additionally advertise its rating from Duff & Phelps Credit Rating Co. A Duff & Phelps rating is an assessment of a company's insurance claims paying ability. Duff & Phelps ratings range from AAA to CCC.


The ratings from A. M. Best, Standard & Poors, and Duff & Phelps reflect the claims paying ability and financial strength of AGL and are not a rating of investment performance that purchasers of insurance products have experienced or are likely to experience in the future.

OTHER INFORMATION

      In addition, AGL may include in certain advertisements endorsements in the form of a list of organizations, individuals or other parties that recommend the Company or the Contracts. AGL may occasionally include in advertisements comparisons of currently taxable and tax-deferred investment 7 programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                             FINANCIAL INFORMATION

      The financial statements of AGL are located in the Statement. See the cover page of the Prospectus for information on how to obtain a copy of the Statement. The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its contractual obligations under the Contracts; they do not bear on the investment performance of Separate Account D.

      Financial statements of AGL and Separate Account D, including financial information about the Divisions which invest in the Series of the Trust are included in the Statement. See "Contents of Statement of Additional Information."

                                      AGL

      AGL is a stock life insurance company organized under the laws of the State of Texas, which is a successor in interest to a company originally organized under the laws of the State of Delaware in 1917. AGL is an indirect, wholly-owned subsidiary of American General Corporation (formerly American General Insurance Company), a diversified financial services holding company engaged primarily in the insurance business. The commitments under the Contracts are AGL's, and American General Corporation has no legal obligation to back those commitments.

                              SEPARATE ACCOUNT D

      Separate Account D was originally established on November 19, 1973 and consists of forty-three Divisions, sixteen of which are available under the Contracts offered by this Prospectus, and twenty-seven of which are available under contracts funded through Separate Account D but not offered by this Prospectus. Separate Account D is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.

      Each Division of Separate Account D is part of AGL's general business and the assets of Separate Account D belong to AGL. Under Texas law and the terms of the Contracts, the assets of Separate Account D will not be chargeable with liabilities arising out of any other business which AGL may conduct, but will be held exclusively to meet AGL's obligations under variable annuity contracts. Furthermore, the income, gains, and losses, whether or not realized, from assets allocated to Separate Account D, are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of AGL.


                                  THE SERIES



      The variable benefits under the Contracts are funded by seventeen Divisions of the Separate Account. These Divisions invest in shares of eight separate investment Series of the Trust and nine separate Series of the Fund. The Trust and the Fund offer shares of these Series, without sales charges, exclusively to insurance company variable annuity and variable life insurance separate accounts and not directly to the public. The Trust and the Fund offer shares to variable annuity and variable life insurance separate accounts of insurers that are not affiliated with AGL. We do not foresee any disadvantage to Owners of Contracts arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict. For example, violation of the federal tax laws by one separate account investing in the Trust or the Fund could cause the contracts funded through another separate account to lose their tax deferred status, unless remedial action were taken. If a material irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in the Trust or the Fund. If it becomes necessary for any separate account to replace shares of the Trust or the Fund with another investment, the Trust or the Fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, the Trust's Board of Trustees, the Fund's Board of Directors and we will monitor events for any material irreconcilable conflicts that may possibly arise and determine what action, if any, should be taken to remedy or eliminate the conflict.


      Any dividends or capital gain distributions attributable to Contracts are automatically reinvested in shares of the Series from which they are received at the Series' net asset value on the date payable. Such dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding Series and increasing, by an equivalent value, the number of shares outstanding of the Series. However, the value of your interest in the corresponding Division will not change as a result of any such dividends and distributions.

      The names of the Series of the Trust in which the available Divisions invest are as follows:

              VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST


                      Domestic Income Portfolio
                      Emerging Growth Portfolio
                      Enterprise Portfolio
                      Government Portfolio
                      Growth and Income Portfolio
                      Money Market Portfolio
                      Morgan Stanley Real Estate Securities Portfolio Strategic Stock Portfolio


Van Kampen American Capital Asset Management, Inc. is the investment adviser of each Series of the Trust. Van Kampen American Capital Distributors, Inc., is the distributor of shares of each Series of the Trust. The investment adviser and the distributor are wholly-owned indirect subsidiaries of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisor activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

      The names of the Series of the Fund in which the available Divisions invest are as follows:

              MORGAN STANLEY UNIVERSAL FUNDS, INC.

                      Asian Equity Portfolio
                      Emerging Markets Equity Portfolio
                      Equity Growth Portfolio
                      International Magnum Portfolio
                      Global Equity Portfolio
                      Value Portfolio
                      Mid Cap Value Portfolio
                      High Yield Portfolio
                      Fixed Income Portfolio

      On May 1, 1997, the Growth Portfolio, a Series of the Fund, changed its name to the Equity Growth Portfolio.

      Morgan Stanley Asset Management Inc. is the investment adviser of the Asian Equity, Emerging Markets Equity, Equity Growth, International Magnum and Global Equity Portfolios. Miller Anderson & Sherrerd, LLP is the investment adviser of the Value, Mid Cap Value, High Yield and Fixed Income Portfolios.

      Before selecting any Division, you should carefully read the prospectus that includes more complete information about the Series in which that Division invests, including investment objectives and policies, charges and expenses. You can find information about the investment performance of the Series of the Trust in the Statement and information about the experience of the investment advisers to the Series of the Fund in the prospectus for the Fund. You may obtain additional copies of such a prospectus by contacting AGL's Annuity Administration Department at the addresses and phone number set forth on the cover page of this Prospectus. When making your request, please specify the single or the several Series in which you are interested.

      High yielding fixed-income securities such as those in which the Domestic Income Portfolio invests are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Potential investors in this Division should carefully read the prospectus and related statement of additional information that pertains to this Series and consider their ability to assume the risks of making an investment in this Division.

VOTING PRIVILEGES

      The Owner prior to the Annuity Commencement Date and the Annuitant or other payee during the Annuity Period will be entitled to give us instructions as to how Series shares held in the Divisions of Separate Account D attributable to their Contract should be voted at meetings of shareholders of the Series. Those persons entitled to give voting instructions and the number of votes for which they may give directions will be determined as of the record date for a meeting. Separate Account D will vote all shares of each Series that it holds of record in accordance with instructions received with respect to all AGL annuity contracts participating in that Series.

      Separate Account D will also vote all shares of each Series for which no instructions have been received for or against any proposition in the same proportion as the shares for which voting instructions were received.

      Prior to the Annuity Commencement Date, the number of votes each Owner is entitled to direct with respect to a particular Series is equal to (a) the Owner's Variable Account Value attributable to that Series divided by (b) the net asset value of one share of that Series. In determining the number of votes, fractional votes will be recognized. While a variable Annuity Payment Option is in effect, the number of votes an Annuitant or payee is entitled to direct with respect to a particular Series will be computed in a comparable manner, based on our liability for future Variable Annuity Payments with respect to that Annuitant or payee as of the record date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the assumed interest rate used in determining the number of Annuity Units under a Contract and the applicable value of an Annuity Unit on the record date.

      Series shares held by insurance company separate accounts other than Separate Account D will generally be voted in accordance with instructions of participants in such other separate accounts.

      We believe that AGL's voting instruction procedures comply with current federal securities law requirements and interpretations thereof. However, AGL reserves the right to modify these procedures in any manner consistent with applicable legal requirements and interpretations as in effect from time to time.

                               THE FIXED ACCOUNT

      AMOUNTS IN THE FIXED ACCOUNT OR SUPPORTING FIXED ANNUITY PAYMENTS BECOME PART OF OUR GENERAL ACCOUNT. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, NOR IS THE GENERAL ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS THAT RELATE TO THE FIXED ACCOUNT OR FIXED ANNUITY PAYMENTS. DISCLOSURES REGARDING THESE MATTERS, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY-APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS IN PROSPECTUSES.

      The Fixed Account is not available under Contracts purchased in Oregon.

      Our obligations with respect to the Fixed Account are legal obligations of AGL and are supported by our General Account assets, which also support obligations incurred by us under other insurance and annuity contracts. Investments purchased with amounts allocated to the Fixed Account are the property of AGL, and Owners have no legal rights in such investments.

      Account Value that is allocated by the Owner to the Fixed Account earns a Guaranteed Interest Rate commencing with the date of such allocation. This Guaranteed Interest Rate continues for a number of years selected by the Owner from among the Guarantee Periods that we then offer. At the end of a Guarantee Period, the Owner's Account Value in that Guarantee Period, including interest accrued thereon, will be allocated to a new Guarantee Period of the same length unless AGL has received a Written request from the Owner to allocate this amount to a different Guarantee Period or Periods or to one or more of the Divisions of Separate Account D. We must receive this Written request at least three business days prior to the end of the Guarantee Period. If the Owner has not provided such Written request and the renewed Guarantee Period extends beyond the scheduled Annuity Commencement Date, we will nevertheless contact the Owner regarding the scheduled Annuity Commencement Date. If the Owner elects to annuitize in this circumstance, the Surrender Charge may be waived. (See "Annuity Payment Options" and "Surrender Charge.") The first day of the new Guarantee Period (or other reallocation) will be the day after the end of the prior Guarantee Period. We will notify the Owner at least 30 days and not more than 60 days prior to the end of any Guarantee Period. If the Owner's Account Value in a Guarantee Period is less than $500, we reserve the right to automatically transfer without charge, the balance to the Money Market Division at the end of that Guarantee Period, unless we have received in good order Written instructions to transfer such balance to a different Division.

      We declare the Guaranteed Interest Rates from time to time as market conditions dictate. We advise an Owner of the Guaranteed Interest Rate for a chosen Guarantee Period at the time a purchase payment is received, a transfer is effectuated or a Guarantee Period is renewed. A different rate of interest may be credited to one Guarantee Period than to another Guarantee Period that is the same length but that began on a different date. The minimum Guaranteed Interest Rate is an effective annual rate of 3%.


      Each Guarantee Period has its own Guaranteed Interest Rate, which may differ from those for other Guarantee Periods. From time to time we will, at our discretion, change the Guaranteed Interest Rate for future Guarantee Periods of various lengths. These changes will not affect the Guaranteed Interest Rates being paid on Guarantee Periods that have already commenced. Each allocation or transfer of an amount to a Guarantee Period commences the running of a new Guarantee Period with respect to that amount, which will earn a Guaranteed Interest Rate that will continue unchanged until the end of that Period. The Guaranteed Interest Rate will never be less than the minimum Guaranteed Interest Rate stated in your Contract. One or more Guarantee Periods may be offered with a required dollar cost averaging feature. (See "Transfers.") Currently we make available a one year Guarantee Period, and no others. However we reserve the right to change the Guarantee Periods that we are making available at any time.


      AGL'S MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. AGL CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE STATED IN YOUR CONTRACT.

      Information concerning the Guaranteed Interest Rates applicable to the various Guarantee Periods at any time may be obtained from your sales representative or from the addresses or phone numbers set forth on the cover page of this Prospectus.

                    CONTRACT ISSUANCE AND PURCHASE PAYMENTS

      The minimum initial purchase payment is $5,000. The amount of any subsequent purchase payment allocated to any Division or Guarantee Period must be at least $100. We reserve the right to modify these minimums, in our discretion.

      An application to purchase a Contract must be made by signed Written application form provided by AGL or by such other medium or format as may be agreed to by AGL and Van Kampen American Capital Distributors, Inc. as distributor of the Contracts. When a purchase payment accompanies an application to purchase a Contract and the application is properly completed, we will either process the application, credit the purchase payment, and issue the Contract or reject the application and return the purchase payment within two Valuation Dates after receipt of the application at our Home Office.

      If the application is not complete or is incorrectly completed, we will request additional documents or information within five Valuation Dates after receipt of the application at our Home Office. If a correctly-completed application is not received within five Valuation Dates after receipt of the purchase payment at our Home Office, we will return the purchase payment immediately unless the prospective purchaser specifically consents to our retaining the purchase payment until the application is made complete, in which case the initial purchase payment is credited as of the end of the Valuation Period in which we receive at our Home Office the last information required to process the application. Subsequent purchase payments are credited as of the end of the Valuation Period in which they and any required Written identifying information, are received at our

Home Office. We reserve the right to reject any application or purchase payment for any reason.

      If the Owner's Account Value in any Division falls below $500 because of a partial withdrawal from the Contract, we reserve the right to transfer, without charge, the remaining balance to the Money Market Division. If the Owner's Account Value in any Division falls below $500 because of a transfer to another Division or to the Fixed Account, we reserve the right to transfer the remaining balance in that Division, without charge and pro rata, to the Division, Divisions or Fixed Account to which the transfer was made. These minimum requirements are waived for transfers under the Automatic Rebalancing program. See "Automatic Rebalancing." If the Owner's total Account Value falls below $500, we may cancel the Contract. Such a cancellation would be considered a full surrender of the Contract. We will provide you with 60 days' advance notice of any such cancellation.

      So long as the Account Value does not fall below $500, you need make no further purchase payments. You may, however, elect to make subsequent purchase payments at any time prior to the Annuity Commencement Date and while the Owner and Annuitant are still living. Checks for subsequent purchase payments should be made payable to American General Life Insurance Company and forwarded directly to our Home Office. We also accept purchase payments by wire or by exchange from another insurance company. You may obtain further information about how to make purchase payments by either of these methods from your sales representative or from us at the addresses and telephone numbers on the cover page of this Prospec tus. Purchase payments pursuant to salary reduction plans may be made only with our agreement.

      Your purchase payments begin to earn a return in the Divisions of Separate Account D or the Guarantee Periods of the Fixed Account as of the date we credit the purchase payments to your Contract. In your application form, you select (in whole percentages) the amount of each purchase payment that is to be allocated to each Division and each Guarantee Period. You can change these allocation percentages at any time by Written notice to us.


                              OWNER ACCOUNT VALUE

      Prior to the Annuity Commencement Date, your Account Value under a Contract is the sum of your Variable Account Value and Fixed Account Value, as discussed below.

VARIABLE ACCOUNT VALUE

      Your Variable Account Value as of any Valuation Date prior to the Annuity Commencement Date is the sum of your Variable Account Values in each Division of Separate Account D as of that date. Your Variable Account Value in any such Division is the product of the number of your Accumulation Units in that Division multiplied by the value of one such Accumulation Unit as of that Valuation Date. There is no guaranteed minimum Variable Account Value. To the extent that your Account Value is allocated to Separate Account D, you bear the entire risk of investment losses.

      Accumulation Units in a Division are credited to you when you allocate purchase payments or transferred amounts to that Division. Similarly, such Accumulation Units are canceled to the extent you transfer or withdraw amounts from a Division or to the extent necessary to pay certain charges under the Contract. The crediting or cancellation of Accumulation Units is based on the value of such Accumulation Units at the end of the Valuation Date as of which the related amounts are being credited to or charged against your Variable Account Value, as the case may be.

      The value of an Accumulation Unit for a Division on any Valuation Date is equal to the previous value of that Division's Accumulation Unit multiplied by that Division's net investment factor for the Valuation Period ending on that Valuation Date.

      The net investment factor for a Division is determined by dividing (1) the net asset value per share of the Series shares held by the Division, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the Series shares held by the Division during the current Valuation Period, by (2) the net asset value per share of the Series shares held in the Division as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

FIXED ACCOUNT VALUE

      Your Fixed Account Value as of any Valuation Date prior to the Annuity Commencement Date is the sum of your Fixed Account Value in each Guarantee
Period as of that date. Your Fixed Account Value in any Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable Guaranteed Interest Rate: (1) the amount of net purchase payments, renewals and transferred amounts allocated to the Guarantee Period less (2) the amount of any transfers or withdrawals out of the Guarantee Period, including withdrawals to pay applicable charges.

      The Fixed Account Value is guaranteed by AGL. Therefore, AGL bears the investment risk with respect to amounts allocated to the Fixed Account, except to the extent that AGL may vary the Guaranteed Interest Rate for future Guarantee Periods (subject to the minimum Guaranteed Interest Rate stated in your Contract).

            TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL
                       WITHDRAWAL OF OWNER ACCOUNT VALUE

TRANSFERS

      Commencing 30 days after the Contract's date of issue and prior to the Annuity Commencement Date, you may transfer your Account Value at any time among the available Divisions of Separate Account D and Guarantee Periods, subject to the conditions described below. Such transfers will be effective at the end of the Valuation Period in which we receive your Written or telephone transfer request.

      If a transfer would cause your Account Value in any Division or Guarantee Period to fall below $500, we reserve the right to also transfer the remaining balance in that Division or Guarantee Period in the same proportions as the transfer request.

      Prior to the Annuity Commencement Date and after the first 30 days following the date the Contract was issued, you may make up to twelve transfers each Contact Year without charge, but additional transfers will be subject to a $25 charge. Also, no more than 25% of the Account Value you allocated to a Guarantee Period at its inception may be transferred during any Contract Year. This 25% limitation does not apply to transfers from the one-year Guarantee Period, to transfers within 15 days before or after the end of the Guarantee Period in which the transferred amounts were being held or to a renewal at the end of the Guarantee Period to the same Guarantee Period.


      Subject to the above general rules concerning transfers, you may establish an automatic transfer plan, whereby amounts are automatically transferred by us from the Money Market Division or the one-year Guarantee Period (or any other Guarantee Period that is available at that time) to one or more other Divisions on a monthly, quarterly, semi-annual or annual basis. This kind of automatic transfer plan is also referred to as a dollar cost averaging plan, under which the Owner will select the amount to be transferred and the period of time over which transfers are to occur. We may offer certain automatic transfer plans to new Contract Owners who are not presently owners of any annuity contract offered by AGL or an affiliate of AGL. Under such plans, we will establish the period of time over which equal monthly transfers will be made, and we may offer a higher Guaranteed Interest Rate, set forth in a prospectus supplement, than would otherwise be available for another Guarantee Period of the same duration that is not offered under such plans. Transfers under such automatic transfer plan will not count towards the twelve free transfers each Contract Year, and will not incur a $25 charge. You may obtain additional information about how to establish an automatic transfer plan from your sales representative or from us at the telephone numbers and addresses on the front cover of this Prospectus.

      If the person or persons that are entitled to make transfers have provided a Written request for the Telephone Transfer Privilege form that is on file with us, transfers may be made pursuant to telephone instructions, subject to the terms of the Telephone Transfer Privilege authorization. We will honor telephone transfer instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Currently we attempt to limit the availability of telephone transfer instructions only to the Owner of the Contract for which instruction is received. Under the Telephone Transfer Privilege we are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine, including losses arising from errors in the communication of transfer instructions. We have established procedures for accepting telephone transfer instructions, which include verification of the Contract number, the identity of the caller, both the Annuitant's and Owner's names, and a form of personal identification from the caller. We will mail to the Owner a written confirmation of the transaction. If several persons seek to effect telephone transfers at or about the same time, or if our recording equipment malfunctions, it may be impossible for you to make a telephone transfer at the time you wish. If this occurs, you should submit a Written transfer request. Also, if, due to malfunction or other circumstances, the recording of your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone exchanges is 1-800-200-3883.


      The Contracts are not designed for professional market timing organizations or other entities utilizing programmed and frequent transfers. We reserve the right at any time and without prior notice to any party to terminate, suspend, or modify our policy regarding transfers.

AUTOMATIC REBALANCING

      Automatic Rebalancing within the Separate Account is available for Contracts with an Account Value of $25,000 and larger at the time the application for Automatic Rebalancing is received. Application for Automatic Rebalancing can be made either at issue or after issue, and may subsequently be discontinued.

      Automatic Rebalancing occurs when funds are transferred by us among the Separate Account Divisions so that the values in each Division match the Owner's percentage allocation for Automatic Rebalancing then in effect. Automatic Rebalancing is available on a quarterly, semi-annual or annual basis, measured from the Contract Anniversary date. A Contract Anniversary date which falls on the 29th, 30th, or 31st of the month will result in Automatic Rebalancing as of the 1st of the next month.
Automatic Rebalancing does not permit transfers to or from any Guarantee Period. Transfers under Automatic Rebalancing will not count towards the twelve free transfers each Contract Year, and will not incur a $25 charge.

SURRENDERS AND PARTIAL WITHDRAWALS

      At any time prior to the Annuity Commencement Date and while the Annuitant is still living, the Owner may make a full surrender of or partial withdrawal from his or her Contract.

      The amount payable to the Owner upon full surrender is the Owner's Account Value at the end of the Valuation Period in which we receive a Written surrender request in good order, minus any applicable Surrender Charge, minus the amount of any uncollected Contract Fee (see "Annual Contract Fee") and minus any applicable premium tax. Our current practice is to require that you return the Contract with any request for a full surrender. After a full surrender, or if the Owner's Account Value falls to zero, all rights of the Owner, Annuitant or any other person with respect to the Contract will terminate, subject to a right to reinstate the Contract. (See "One-Time Reinstatement Privilege.") All collateral assignees of record must consent to any full surrender or partial withdrawal.

      Your Written request for a partial withdrawal should specify the Divisions of Separate Account D, or the Guarantee Periods of the Fixed Account, from which you wish the partial withdrawal to be made. If you do not specify, or if the withdrawal cannot be made in accordance with your specification, to the extent necessary the withdrawal will be taken pro-rata from the Divisions and Guarantee Periods, based on your Account Value in each. Partial withdrawal requests must be for at least $100 or, if less, all of your Account Value. If your remaining Account Value in a Division or Guarantee Period would be less than $500 as a result of the withdrawal (except for the Money Market Division), we reserve the right to transfer, without charge, the remaining balance to the Money Market Division. Unless you request otherwise, upon a partial withdrawal, your Accumulation Units and Fixed Account interests that are cancelled will have a total value equal to the amount of the withdrawal request, plus any Surrender Charge, and premium tax if applicable, payable upon the partial withdrawal. The amount payable to you, therefore, will be the amount of the withdrawal request.

      We also make available a systematic withdrawal plan under which you may make automatic partial withdrawals at periodic intervals in a specified amount, subject to the terms and conditions applicable to other partial withdrawals. Additional information about how to establish such a systematic withdrawal plan may be obtained from your sales representative or from us at the addresses and phone numbers set forth on the cover page of this Prospectus. We reserve the right to modify or terminate our procedures for systematic withdrawals at any time.

      The Code provides that a penalty tax will be imposed on certain premature surrenders or withdrawals. For a discussion of this and other tax implications of total surrenders and systematic and other partial withdrawals, including withholding requirements, see "Federal Income Tax Matters."

                  ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS

ANNUITY COMMENCEMENT DATE

      The Owner may select the Annuity Commencement Date when applying to purchase a Contract and may change a previously-selected date at any time prior to the beginning of an Annuity Payment Option by submitting a Written request, subject to Company approval. The Annuity Commencement Date may be any day of any month up to the Annuitant's one hundredth birthday inclusive. (Pennsylvania has special limitations which may require the Annuity Commencement Date to be as early as age 85 but in no event beyond age 90.) See "Federal Income Tax Matters" for a description of the penalties that may attach to distributions prior to the Annuitant's attaining age 59 1/2 under any Contract or after April 1 of the year following the calendar year in which the Annuitant attains age 70 1/2 under Qualified Contracts.

APPLICATION OF OWNER ACCOUNT VALUE

      We will automatically apply your Variable Account Value in any Division to provide Variable Annuity Payments based on that Division and your Fixed Account Value to provide Fixed Annuity Payments. However, if you give us other Written instructions at least thirty days prior to the Annuity Commencement Date, we will apply your Account Value in different proportions.

      We deduct any applicable state and local premium taxes from the amount of Account Value being applied to an Annuity Payment Option. In some cases, we may deduct a Surrender Charge from the amount being applied. See "Surrender Charge." Subject to any such adjustments, your Variable and Fixed Account Values are applied to an Annuity Payment Option, as discussed below, as of the end of the Valuation Period that contains the tenth day prior to the Annuity Commencement Date.


FIXED AND VARIABLE ANNUITY PAYMENTS

      The amount of the first monthly Fixed or Variable Annuity Payment will be at least as favorable as that produced by the annuity tables set forth in the Contract, based on the amount of your Account Value that is applied to provide the Fixed or Variable Annuity Payments. Thereafter, the amount of each monthly Fixed Annuity Payment is fixed and specified by the terms of the Annuity Payment Option selected.

      The Account Value that is applied to provide Variable Annuity Payments is converted to a number of Annuity Units by dividing the amount of the first Variable Annuity Payment by the value of an Annuity Unit of the relevant Division as of the end of the Valuation Period that includes the tenth day prior to the Annuity Commencement Date. This number of Annuity Units thereafter remains constant with respect to any Annuitant, and the amount of each subsequent Variable Annuity Payment is determined by multiplying this number by the value of an Annuity Unit as of the end of the Valuation Period that contains the tenth day prior to the date of each payment. If the Variable Annuity Payments are based on more than one Division, these calculations are performed separately for each Division. The value of an Annuity Unit at the end of a Valuation Period is the value of the Annuity Unit at the end of the previous Valuation Period, multiplied by the net investment factor (see "Variable Account Value") for the Valuation Period, with an offset for the 3.5% assumed interest rate used in the Contract's annuity tables.

      As a result of the foregoing computations, if the net investment return for a Division for any month is at an annual rate of more than the assumed interest rate used in the Contract's annuity tables, any Variable Annuity Payment based on that Division will be greater than the Variable Annuity Payment based on that Division for the previous month. If the net investment return for a Division for any month is at an annual rate of less than the assumed interest rate used in the Contract's annuity tables, any Variable Annuity Payment based on that Division will be less than the Variable Annuity Payment based on that Division for the previous month.

ANNUITY PAYMENT OPTIONS

      The Owner may elect to have annuity payments made beginning on the Annuity Commencement Date under any one of the Annuity Payment Options described below. We will notify the Owner 60 to 90 days prior to the scheduled Annuity Commencement Date that the Contract is scheduled to mature, and request that an Annuity Payment Option be selected. If the Owner has not selected an Annuity Payment Option ten days prior to the Annuity Commencement Date, we will proceed as follows: (1) if the scheduled Annuity Commencement Date is any date prior to the Annuitant's one hundredth birthday, we will extend the Annuity Commencement Date to the Annuitant's one hundredth birthday; or (2) if the scheduled Annuity Commencement Date is the Annuitant's one hundredth birthday, the Account Value less any applicable charges and premium taxes will be paid in one sum to the Owner. This procedure is different in Pennsylvania because the Annuity Commencement Date cannot exceed age 90.

      The Code imposes minimum distribution requirements that have a bearing on the Annuity Payment Option that should be chosen in connection with Qualified Contracts. See "Federal Income Tax Matters." We are not responsible for monitoring or advising Owners as to whether the minimum distribution requirements are being met, unless we have received a specific Written request to do so.

      No election of any Annuity Payment Option may be made unless an initial annuity payment of at least $100 would be provided, where only Fixed or only Variable Annuity Payments are elected, and $50 on each basis when a combination of Variable and Fixed Annuity Payments is elected. If these minimums are not met, we will first reduce the frequency of annuity payments, and if the minimums are still not met, we will make a lump-sum payment to the Annuitant or other properly-designated payee in the amount of the Owner's Account Value, less any applicable Surrender Charge, any uncollected Annual Contract Fee, and any applicable premium tax.

      The Owner, or if the Owner has not done so, the Beneficiary may, within 60 days after the death of the Owner or Annuitant, elect that any amount due to the Beneficiary be applied under any option described below, subject to certain tax law requirements. See "Death Proceeds." Thereafter, the Beneficiary will have all the remaining rights and powers under the Contract and be subject to all the terms and conditions thereof. The first annuity payment will be made at the beginning of the second month following the month in which we approve the settlement request. Annuity Units will be credited based on Annuity Unit Values at the end of the Valuation Period that contains the tenth day prior to the beginning of said second month.

      When an Annuity Payment Option becomes effective, the Contract must be delivered to our Home Office, in exchange for a payment contract providing for the option elected.

      Information about the relationship between the Annuitant's sex and the amount of annuity payments, including requirements for gender-neutral annuity rates in certain states and in connection with certain employee benefit plans is set forth under "Gender of Annuitant" in the Statement. See "Contents of Statement of Additional Information."

OPTION 1 - LIFE ANNUITY - Annuity payments are payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. It would be possible under this arrangement for the Annuitant or other payee to receive only one annuity payment if the Annuitant died prior to the second annuity payment, since no minimum number of payments is guaranteed.

OPTION 2 - LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN - Annuity payments are payable monthly during the lifetime of an Annuitant; provided, that if the Annuitant dies during the period certain, the Beneficiary is entitled to receive monthly payments for the remainder of the period certain.

OPTION 3 - JOINT AND LAST SURVIVOR LIFE ANNUITY - Annuity payments are payable monthly during the lifetime of the Annuitant and another payee and continue during the lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. It is possible under this option for the Annuitant or other payee to receive only one annuity payment if both die before the second annuity payment, since no minimum number of payments is guaranteed. If one of these persons dies before the Annuity Commencement Date, the election of this option is revoked, the survivor becomes the sole Annuitant, and no death proceeds are payable by virtue of the death of the other Annuitant.

OPTION 4 - PAYMENTS FOR DESIGNATED PERIOD - Annuity payments are payable monthly to an Annuitant or other properly-designated payee, or at his or her death, the Beneficiary, for a selected number of years ranging from five to forty. If this option is selected on a variable basis, the designated period may not exceed the life expectancy of such Annuitant or other properly-designated payee.

OPTION 5 - PAYMENTS OF A SPECIFIC DOLLAR AMOUNT - The amount due is paid in equal monthly installments of a designated dollar amount (not less than $125 nor more than $200 per annum per $1,000 of the original amount due) until the remaining balance is less than the amount of one installment. If the person receiving these payments dies, the remaining payments continue to be made to the Beneficiary. Payments under this option are available on a fixed basis only. To determine the remaining balance at the end of any month, such balance at the end of the previous month is decreased by the amount of any installment paid during the month and the result will be accumulated at an interest rate not less than 3.5% compounded annually. If the remaining balance at any time is less than the amount of one installment, such balance will be paid and will be the final payment under the option.

      Under the fourth option there is no mortality guarantee by us, even though Variable Annuity Payments will be reduced as a result of a charge to Separate Account D which is partially for mortality risks. See "Charge to Separate Account D."

      A payee receiving Variable (but not Fixed) Annuity Payments under the fourth option can elect at any time to commute (terminate) such option and receive the current value of the annuity, which would be based on the values next determined after the Written request for payment is received by us. The current value of the annuity under the fourth option is the value of all remaining annuity payments, assumed to be level, discounted to present value at an annual rate of 3.5%. Other than by election of such a lump-sum payment under the fourth option, an Annuity Payment Option may not be terminated once annuity payments have commenced.

      Under federal tax regulations, the election of the fourth or fifth options may be treated in the same manner as a surrender of the total account. For tax consequences of such treatment, see "Federal Income Tax Matters." Also, in such a case, tax-deferred treatment of subsequent earnings may not be available.

      ALTERNATIVE AMOUNT UNDER FIXED LIFE ANNUITY OPTIONS - Each Contract provides that when Fixed Annuity Payments are to be made under one of the first three Annuity Payment Options described above, the Owner (or if the Owner has not elected a payment option, the Beneficiary) may elect monthly payments to the Annuitant or other properly-designated payee equal to the monthly payment available under similar circumstances based on single payment immediate fixed annuity rates then in use by us. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed annuity purchase rate then offered by us for new single payment immediate annuity contracts is more favorable than the annuity rates guaranteed by the Contract, the Annuitant or other properly-designated payee will be given the benefit of the new annuity rates.

      In lieu of monthly payments, payments may be elected on a quarterly, semi-annual or annual basis, in which case the amount of each annuity payment will be determined on a basis consistent with that described above for monthly payments.

TRANSFERS

      After  the  Annuity   Commencement   Date,   the   Annuitant   or  other
properly-designated payee may make one transfer every 180 days among the available Divisions of Separate Account D or from the Divisions to a fixed Annuity Payment Option. No charge will be assessed for such transfer. No transfers from a fixed to a variable Annuity Payment Option are permitted. If a transfer would cause the value that is attributable to a Contract in any Division to fall below $500, we reserve the right to transfer the remaining balance in that Division in the same proportion as the transfer request. Transfers will be effected at the end of the Valuation Period in which we receive the Written transfer request at our Home Office. We reserve the right to terminate or restrict transfers at any time.

                                DEATH PROCEEDS

DEATH PROCEEDS PRIOR TO THE ANNUITY COMMENCEMENT DATE

      The death proceeds described below are payable to the Beneficiary under the Contract if, prior to the Annuity Commencement Date, any of the following events occurs: (a) the Annuitant dies and no Contingent Annuitant has been named under a Non-Qualified Contract; (b) the Annuitant dies and we also receive proof of death of any named Contingent Annuitant; or (c) the Owner (including the first to die in the case of joint Owners) of a Non-Qualified Contract dies, regardless of whether said deceased Owner was also the Annuitant (however, if the Beneficiary is the Owner's surviving spouse, the Beneficiary may elect to continue the Contract as described in the fifth paragraph below). The death proceeds, prior to deduction of any applicable premium taxes, will equal the greatest of (1) the sum of all net purchase payments made (less any previously-deducted premium taxes and all prior partial withdrawals), (2) the Owner's Account Value as of the end of the Valuation Period in which we receive, at our Home Office, proof of death and the Written request as to the manner of payment, or (3) the Highest Anniversary Value prior to the date of death, as defined below.

      The Highest Anniversary Value prior to the date of death will be determined as follows:

            First, we will calculate the Account Values at the end of each of the past Contract Anniversaries that occurred prior to the deceased's 81st birthday;

            Second, each of the Account Values will be increased by the amount of net purchase payments made since the end of such Contract Years; and

            Third, the result will be reduced by the amount of any withdrawals made since the end of such Contract Years.

      The Highest Anniversary Value will be an amount equal to the highest of such values. The Highest Anniversary Value will not be calculated after the 81st birthday. Net purchase payments are purchase payments less applicable premium tax.

      We will pay the death proceeds to the Beneficiary as of the date the proceeds become payable. Such date is the end of the Valuation Period in which we receive proof of the Owner's or Annuitant's death and a Written request in good order from the Beneficiary as to the manner of payment.

      If the Owner has not already done so, the Beneficiary may, within sixty days after the date the death proceeds become payable, elect to receive the death proceeds as a lump sum or in the form of one of the Annuity Payment Options provided in the Contract. See "Annuity Payment Options." If we receive no request as to the manner of payment, we will make a lump-sum payment, based on values determined at that time.

      If the Owner under a Non-Qualified Contract dies prior to the Annuity Commencement Date, the Code requires that all amounts payable under the Contract be distributed (a) within five years of the date of death or (b) as annuity payments beginning within one year of the date of death and continuing over a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the Owner's surviving spouse, the spouse may elect to continue the Contract as the new Owner and, if the original Owner was the Annuitant, as the new Annuitant. If the Owner is not a natural person, these requirements apply upon the death of the primary Annuitant within the meaning of the Code. Failure to satisfy these Code distribution requirements may result in serious adverse tax consequences. Under a parallel section of the Code, similar requirements apply to retirement plans in connection with which Qualified Contracts are issued.

DEATH PROCEEDS AFTER THE ANNUITY COMMENCEMENT DATE

      If the Annuitant dies following the Annuity Commencement Date, the only amounts payable to the Beneficiary or other properly-designated payee are any continuing payments provided for under the Annuity Payment Option selected. See "Annuity Payment Options." In such a case, the payee will have all the remaining rights and powers under a Contract and be subject to all the terms and conditions thereof. Also, if the Annuitant dies following the Annuity Commencement Date, no previously named Contingent Annuitant can become the Annuitant.

      If the payee under a Non-Qualified Contract dies after the Annuity Commencement Date, any remaining amounts payable under the terms of the Annuity Payment Option must be distributed at least as rapidly as under the method of distribution then in effect. If the payee is not a natural person, this requirement applies upon the death of the primary Annuitant within the meaning of the Code. Failure to satisfy these requirements of the Code may result in serious adverse tax consequences. Under a parallel section of the Code, similar requirements apply to the retirement plans in connection with which Qualified Contracts are issued.

PROOF OF DEATH

      We accept the following as proof of any person's death: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to us.

      Once we have paid the death proceeds, the Contract terminates and we have no further obligations thereunder.

                          CHARGES UNDER THE CONTRACTS

PREMIUM TAXES

      When applicable, we will deduct an amount to cover premium taxes imposed by certain states. We may deduct such amount either at the time the tax is imposed or later. Such deduction may be made, in accordance with applicable state law:

(1)   from purchase payment(s) when received; or
(2)   from the Owner's Account Value at the time annuity payments begin; or
(3)   from the amount of any partial withdrawal; or
(4) from proceeds payable upon termination of the Contract for any other reason, including death of the Annuitant or Owner, or surrender of the Contract.

      If premium tax is paid, AGL may reimburse itself for such tax when deduction is being made under items 2, 3, or 4 above calculated by multiplying the sum of Purchase Payments being withdrawn by the applicable premium tax percentage.

      Applicable premium tax rates depend upon the Owner's then-current place of residence. Applicable rates currently range from 0% to 3.5% and are subject to change by legislation, administrative interpretations or judicial acts. We will not make a profit on this charge.

SURRENDER CHARGE

      The Surrender Charge reimburses us for part of our expenses related to distributing the Contracts. We believe, however, that the amount of such expenses will exceed the amount of revenues generated by the Surrender Charge. We will pay such excess out of our general surplus, which might include profits from the charge for the assumption of mortality and expense risks.

      Unless a withdrawal is exempt from the Surrender Charge (as discussed below), the Surrender Charge is a percentage of the amount of each purchase payment that is withdrawn during the first seven years after it was received. The percentage declines depending on how many years have passed since the withdrawn purchase payment was originally credited to your Account Value, as follows:

                                              Surrender Charge as a
       Year of Purchase                      Percentage of Purchase
       Payment Withdrawal                      Payment Withdrawn
       ------------------                   -------------------------
            1st                                         6%
            2nd                                         6%
            3rd                                         5%
            4th                                         5%
            5th                                         4%
            6th                                         3%
            7th                                         2%
            Thereafter                                  0%

      Only for the purpose of computing the Surrender Charge, the earliest purchase payments are deemed to be withdrawn first, and before any amounts in excess of purchase payments are withdrawn from your Account Value. The following transactions will be considered as withdrawals for purposes of assessing the Surrender Charge: total surrender, partial withdrawal, commencement of an Annuity Payment Option, and termination due to insufficient Account Value.

      Nevertheless, the Surrender Charge will NOT apply to withdrawals in the following circumstances:

      The amount of withdrawals that exceeds the cumulative amount of your purchase payments;

      Death of the Annuitant, at any age, after the Annuity Commencement Date;

      Death of the Annuitant, at any age, prior to the Annuity Commencement Date, provided no Contingent Annuitant survives;

      Death of the Owner, including the first to die in the case of joint Owners of a Non-Qualified Contract;

      Annuitization over at least 10 years, or life contingent annuitization where the life expectancy is at least 10 years;

      Within the 30 day window under the One-Time Reinstatement Privilege;

      If the Annuitant has been confined to a long-term care facility or is subject to a terminal illness (to the extent that the rider for these matters is available in your state), as set forth under "Long-Term Care and Terminal Illness".

      The Surrender Charge also does NOT apply to the surrender of a Contract, or to the withdrawal of Contract Value (limited to the Variable Account Value and the one year Guarantee Period) of a Contract, issued to owners who are:
(1) employees or registered representatives (or the spouses or minor children of employees or registered representatives) of any broker-dealer authorized to sell the Contracts, or (2) officers, directors, or bona-fide full-time employees of AGL or American General Securities Incorporated, the principal underwriter of the Contracts, or their affiliated companies, or Van Kampen American Capital Distributors, Inc., the distributor of the Contracts, or its affiliated companies. These waivers of Surrender Charge are based upon the Contract Owner's status at the time the Contract was purchased.

      In addition, the Surrender Charge does NOT apply to the portion of your first withdrawal or total surrender in any Contract Year that does not exceed 10% of the amount of your purchase payments that (a) have not previously been withdrawn and (b) have been credited to the Contract for at least one year. If multiple withdrawals are made during a Contract Year, the amount eligible for the free withdrawal will be recalculated at the time of each withdrawal. After the first Contract Year, non-automatic and automatic withdrawals may be made in the same Contract Year subject to the 10% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 10% free withdrawal.

      The Surrender Charge will not apply to any amounts withdrawn which are in excess of the amount permitted by the 10% free withdrawal privilege, described above, if such amounts are required to be withdrawn to obtain or retain favorable tax treatment. For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if assets are withdrawn from a Contract funding such trust more rapidly than the 10% free withdrawal privilege would permit. This exception is subject to our approval.

      A free withdrawal pursuant to any of the foregoing Surrender Charge exceptions is not deemed to be a withdrawal of purchase payments, except for purposes of computing the 10% free withdrawal described in the preceding paragraph. A penalty tax may be imposed on distributions if the recipient is under age 59 1/2. See "Penalty Tax on Premature Distributions."

TRANSFER CHARGES

      The charges to defray the expense of effecting transfers are described under "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value - Transfers" and "Annuity Period and Annuity Payment Options - Transfers." These charges are designed not to yield a profit to us.

ANNUAL CONTRACT FEE

      An Annual Contract Fee of $30 will be deducted from each Owner's Account Value at the end of each Contract Year prior to the Annuity Commencement Date. This Fee is for administrative expenses (which do not include expenses of distributing the Contracts), and we do not expect that the revenues we will derive from this Fee will exceed such expenses. Unless paid directly, the Fee will be allocated among the Guarantee Periods and Divisions in proportion to your Account Value in each. Certain states, however, restrict the amount of the Fee which can be allocated to the Guarantee Periods. The entire Fee for the year will be deducted from the proceeds of any full surrender. We reserve the right to waive the Fee.

CHARGE TO SEPARATE ACCOUNT D

      To offset other administrative expenses not covered by the Annual Contract Fee discussed above, and to compensate us for assuming mortality and expense risks under the Contracts, Separate Account D will incur a daily charge at an annualized rate of 1.40% of the average daily net asset value of Separate Account D attributable to the Contracts. Of this amount, .15% is for administrative expenses and 1.25% is for the assumption of mortality and expense risks. We do not expect to earn a profit on that portion of the charge which is for administrative expenses, but we do expect to derive a profit from the portion which is for the assumption of mortality and expense risks. There is no necessary relationship between the amount of administrative charges imposed on a given Contract and the amount of expenses actually attributable to that Contract.

      In assuming the mortality risk, we are subject to the risk that our actuarial estimate of mortality rates may prove erroneous and that Annuitants will live longer than expected, or that more Owners or Annuitants than expected will die at a time when the death benefit guaranteed by us is higher than the net surrender value of their interests in the Contracts. In assuming the expense risk, we are subject to the risk that the revenues from the expense charges under the Contracts (which charges are guaranteed not to be increased) will not cover our expense of administering the Contracts.

MISCELLANEOUS

      Charges and expenses are paid out of the assets of each Series, as described in the prospectus relating to that Series. We reserve the right to impose charges or establish reserves for any federal or local taxes incurred or that may be incurred by us, and that may be deemed attributable to the Contracts.

SYSTEMATIC WITHDRAWAL PLAN

      Automatic partial withdrawals, with minimum payments of $100, may be made at periodic intervals through a systematic withdrawal program and the Contract Owner may choose from payment schedules of monthly, quarterly, semi-annually, or annually, and may start, stop, increase or decrease payments. Withdrawals may start as early as 30 days after the issue date of the Contract and may be taken from the Fixed Account or any Division, as specified by the Owner. Systematic withdrawals are subject to the terms and conditions applicable to other partial withdrawals, including Surrender Charges and exceptions to Surrender Charges.

ONE-TIME REINSTATEMENT PRIVILEGE

      If the Account Value is at least $500, the Owner may elect to reinvest all of the proceeds that were previously liquidated from the Contract within the past 30 days and have the Surrender Charge and any Annual Contract Fee not then due credited back to the Contract. The funds will be reinvested at the value next following the date of receipt of the reinstated Account Value. Unless you request otherwise, the reinstated Account Value will be allocated among the Divisions and Guarantee Periods in the same proportions as the prior surrender. You may use this privilege only once.

REDUCTION IN SURRENDER CHARGES OR ADMINISTRATIVE CHARGES

      We may reduce the Surrender Charges or administrative charges imposed under certain Qualified Contracts in connection with employer-sponsored plans. Any such reductions will reflect differences in costs or services (due to such factors as reduced sales expenses or administrative efficiencies relating to serving a large number of employees of a single employer and functions assumed by the employer that we otherwise would have to perform) and will not be unfairly discriminatory as to any person.

                      LONG-TERM CARE AND TERMINAL ILLNESS

      THE RIDER DESCRIBED BELOW IS NOT AVAILABLE IN ALL STATES, AND YOU SHOULD THEREFORE CONSULT YOUR SALES REPRESENTATIVE OR OUR HOME OFFICE AS TO WHETHER IT WILL APPLY TO YOU. THERE IS NO SEPARATE CHARGE FOR THIS RIDER.LONG-TERM CARE

      Pursuant to a special Contract rider, no Surrender Charge will apply to a partial withdrawal or total surrender made during any period of time that the Annuitant is confined for 30 days or more (or within 30 days after discharge) in a hospital or state-licensed in-patient nursing facility. We must receive Written proof of such confinement that is satisfactory to us.

TERMINAL ILLNESS

      The rider also provides that no Surrender Charge will apply to a partial withdrawal or total surrender if we have received a physician's Written certification that the Annuitant is considered to be terminally ill and not expected to live more than twelve months and have waived or exercised our right to a second physician's opinion.

                        OTHER ASPECTS OF THE CONTRACTS

      Only an officer of AGL can agree to change or waive the provisions of any Contract. The Contracts are non-participating and are not entitled to share in any dividends, profits or surplus of AGL.

OWNERS, ANNUITANTS, AND BENEFICIARIES; ASSIGNMENTS

      The Owner of a Contract will be the same as the Annuitant, unless the purchaser designates a different Owner when applying to purchase a Contract. In the case of joint ownership, both Owners must join in the exercise of any rights or privileges under the Contract. The Annuitant and any Contingent
Annuitant are designated in the application for a Contract and may not thereafter be changed.

      The Beneficiary and any Contingent Beneficiary are designated when applying to purchase a Contract. A Beneficiary or Contingent Beneficiary may be changed by the Owner prior to the Annuity Commencement Date, while the Annuitant is still alive, and by the payee following the Annuity Commencement Date. Any designation of a new Beneficiary or Contingent Beneficiary is effective as of the date it is signed but will not affect any payments we make or action we take before receiving the Written request. We also need the Written consent of any irrevocably-named Beneficiary or Contingent Beneficiary before making a change. Under certain retirement programs, spousal consent may be required to name a Beneficiary other than the spouse or to change a Beneficiary to a person other than the spouse. We are not responsible for the validity of any designation of a Beneficiary or Contingent Beneficiary.

      If no named Beneficiary or Contingent Beneficiary is living at the time any payment is to be made, the Owner will be the Beneficiary, or if the Owner is not then living, the Owner's estate will be the Beneficiary.

      Rights under a Qualified Contract may be assigned only in certain narrow circumstances referred to therein. Owners and other payees may assign their rights under Non-Qualified Contracts, including their ownership rights. We take no responsibility for the validity of any assignment. A change in ownership rights must be made in Writing and a copy must be sent to our Home Office. The change will be effective on the date it was made, although we are not bound by a change until the date we record it. The rights under a Contract are subject to any assignment of record at our Home Office. An assignment or pledge of a Contract may have adverse tax consequences. See "Federal Income Tax Matters."

REPORTS

      We will mail to Owners (or persons receiving payments following the Annuity Commencement Date), at their last known address of record, any reports and communications required by applicable law or regulation. You should therefore give us prompt written notice of any address change.

RIGHTS RESERVED BY US

      Upon  notice to the Owner,  a  Contract  may be  modified  by us, to the extent necessary in order to (1) operate Separate Account D in any form permitted under the 1940 Act or in any other form permitted by law; (2) transfer any assets in any Division to another Division, or to one or more separate accounts, or the Fixed Account; (3) add, combine or remove Divisions in Separate Account D, or combine the Separate Account with another separate account; (4) add, restrict or remove Guarantee Periods of the Fixed Account;
(5) make any new Division  available to you on a basis to be determined by us;
(6)substitute,  for the  shares  held in any  Division,  the shares of another
Series or the shares of another investment company or any other investment permitted by law; (7) make any changes required by the Code or by any other applicable law, regulation or interpretation in order to continue treatment of the Contract as an annuity; (8) commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with applicable state law; or
(9) make any changes required to comply with the rules of any Series. When required by law, we will obtain your approval of changes and the approval of any appropriate regulatory authority.

PAYMENT AND DEFERMENT

      Amounts surrendered or withdrawn from a Contract will normally be paid within seven calendar days after the end of the Valuation Period in which we receive the Written surrender or withdrawal request in good order. In the case of payment of death proceeds, if we do not receive a Written request as to the manner of payment within 60 days after the death proceeds become payable, any death benefit proceeds will be paid as a lump sum, normally within seven calendar days after the end of the Valuation Period that contains the last day of said 60 day period. We reserve the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. Also, we reserve the right to defer payment of that portion of your Account Value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

      Finally, we reserve the right to defer payment of any surrender and annuity payment amounts or death benefit amounts of any portion of the Variable Account Value if (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Variable Account Value; or (c) the Securities and Exchange Commission by order permits the delay for the protection  of Owners.  Transfers and  allocations  of Account Value among the
Divisions   and  the  Fixed   Account  may  also  be  postponed   under  these
circumstances.

                          FEDERAL INCOME TAX MATTERS
GENERAL

      It is not possible to comment on all of the federal income tax consequences associated with the Contracts. Federal income tax law is complex and its application to a particular person may vary according to facts peculiar to such person. Consequently, this discussion is not intended as tax advice, and you should consult with a competent tax adviser before purchasing a Contract.

      The discussion is based on the law, regulations and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

      The discussion does not address state or local tax, estate and gift tax, or social security tax consequences associated with the Contracts.

NON-QUALIFIED CONTRACTS

      PURCHASE PAYMENTS. Purchasers of a Contract that does not qualify for special tax treatment and is therefore "Non-Qualified" may not deduct from their gross income the amount of purchase payments made.

      TAX DEFERRAL PRIOR TO ANNUITY COMMENCEMENT DATE. Owners who are natural persons are not taxed currently on increases in their Account Value resulting from interest earned in the Fixed Account or, if certain diversification requirements are met, the investment experience of Separate Account D. This treatment applies to Separate Account D only if it invests in Series that are "adequately diversified" in accordance with Treasury Department regulations. Although we do not control the Series, the investment advisers to the Series have undertaken to use their best efforts to operate the Series in compliance with these diversification requirements. A Contract investing in a Series that failed to meet the diversification requirements would subject Owners to current taxation of income in the Contract that has not previously been taxed. Income means the excess of the Account Value over the Owner's investment in the Contract (discussed below).

      Current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause Owners or persons receiving annuity payments to be treated as the owners of Separate Account D assets for tax purposes. We reserve the right to amend the Contracts in any way necessary to avoid any such result. The Treasury Department has stated that it may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if such standards are considered not to embody a new position.

      Owners that are not natural persons -- that is, Owners such as corporations -- are taxed currently on annual increases in their Account Value unless an exception applies. Exceptions exist for, among other things, Owners that are not natural persons but that hold the Contract as an agent for a natural person.

      TAXATION OF ANNUITY PAYMENTS. Each annuity payment received after the Annuity Commencement Date is excludible from gross income in part. In the case of Fixed Annuity Payments, the excludible portion is determined by multiplying the amount paid by the ratio of the investment in the Contract (discussed below) to the expected return under the fixed Annuity Payment Option. In the case of Variable Annuity Payments, the amount paid is multiplied by the ratio of the investment in the Contract to the number of expected payments. In both cases, the remaining portion of each annuity payment, and all payments made after the investment in the Contract has been reduced to zero, are included in the payee's income. Should annuity payments cease on account of the death of the Annuitant before the investment in the Contract has been fully recovered, the payee is allowed a deduction for the unrecovered amount. If the payee is the Annuitant, the deduction is taken on the final tax return. If the payee is a Beneficiary, that Beneficiary may recover the balance of the total investment as payments are made or on the Beneficiary's final tax return. An Owner's "investment in the Contract" is the amount equal to the portions of purchase payments made by or on behalf of the Owner that have not been excluded or deducted from the individual's gross income, less amounts previously received under the Contract that were not included in income.

      TAXATION OF PARTIAL WITHDRAWALS AND TOTAL SURRENDERS. Partial withdrawals from a Contract are includible in income to the extent that the Owner's Account Value exceeds the investment in the Contract. In the event a Contract is surrendered in its entirety, any amount received in excess of the investment in the Contract is includible in income, and any remaining amount received is excludible from income. All annuity contracts issued by us to the same Owner during any calendar year are to be aggregated for purposes of determining the amount of any distribution that is includible in gross income.

      PENALTY TAX ON PREMATURE DISTRIBUTIONS. A penalty tax is imposed on distributions under a Contract equal to 10% of the amount includible in income. The penalty tax will not apply, however, to (1) distributions made on or after the recipient attains age 59 1/2, (2) distributions on account of the recipient's becoming disabled, (3) distributions that are made after the death of the Owner prior to the Annuity Commencement Date or the payee after the Annuity Commencement Date (or if such person is not a natural person, that are made after the death of the primary Annuitant, as defined in the Code), and
(4) distributions that are part of a series of substantially equal periodic payments made over the life (or life expectancy) of the Annuitant or the joint life (or joint life expectancies) of the Annuitant and the Beneficiary. Premature distributions may result, for example, from an early Annuity Commencement Date, an early surrender, partial withdrawal from or assignment of a Contract, or the early death of an Annuitant, unless clause (3) above applies.

      PAYMENT OF DEATH PROCEEDS. Special rules apply to the distribution of any death proceeds payable under the Contract. See "Death Proceeds."

      ASSIGNMENTS AND LOANS. An assignment, loan, or pledge with respect to a Non-Qualified Contract is taxed in the same manner as a partial withdrawal, as described above. Repayment of a loan or release of an assignment or pledge is treated as a new purchase payment.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")


      PURCHASE PAYMENTS. Individuals who are not active participants in a tax qualified retirement plan may, in any year, deduct from their taxable income purchase payments for an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. In the case of married individuals filing a joint return, the deduction will, in general, be the lesser of $4,000 or 100% of the combined earned income of both spouses, reduced by any deduction for an IRA purchase payment allowed to the spouse. Single persons who participate in a tax-qualified retirement plan and who have adjusted gross income not in excess of $25,000 may fully deduct their IRA purchase payments. Those who have adjusted gross income in excess of $35,000 will not be able to deduct purchase payments, and for those with adjusted gross income between $25,000 and $35,000 the deduction is phased out based on the amount of income. Beginning in 1998, the income range over which the otherwise deductible portion of an IRA purchase payment will be phased out for single persons will increase, as follows: 1998--$30,000 to $40,000; 1999--$31,000 to $41,000; 2000--$32,000 to
$42,000;  2001--$33,000 to $43,000; 2002--$34,000 to $44,000; 2003--$40,000 to
$50,000;  2004--$45,000  to  $55,000;  and  2005  and  thereafter--$50,000  to
$60,000.

      Similarly, the otherwise deductible portion of an IRA purchase payment will be phased out, in the case of married individuals filing joint tax returns, with adjusted gross income between $40,000 and $50,000, and in the case of married individuals filing separately, with adjusted gross income between $0 and $10,000. Beginning in 1998, the income range over which the otherwise deductible portion of an IRA purchase payment will be phased out for married individuals filing joint tax returns will increase as follows:
1998--$50,000 to $60,000;  1999--$51,000 to $61,000; 2000--$52,000 to $62,000;
2001--$53,000 to $63,000; 2002-- $54,000 to $64,000; 2003--$60,000 to $70,000;
2004--$65,000 to $75,000;  2005--$70,000 to $80,000; 2006--$75,000 to $85,000;
and 2007 and thereafter--$80,000 to $100,000.

      Also beginning in 1998, a married individual filing a joint tax return, who is not an active participant in a tax qualified retirement plan, but whose spouse is an active participant in such a plan, may, in any year, deduct from his or her taxable income purchase payments for an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. For such an individual, the income range over which the otherwise deductible portion of an IRA purchase payment will be phased out is $150,000 to $160,000.

      DISTRIBUTIONS FROM AN IRA. Amounts received under an IRA as annuity payments, upon partial withdrawal or total surrender, or on the death of the Annuitant, are included in the Annuitant's or other recipients' income. If nondeductible purchase payments have been made, a pro rata portion of such distributions may not be included in income. A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the Annuitant attains age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and the Beneficiary. Beginning in 1998, these exceptions also include distributions for qualified first-time home purchases for the individual, a spouse, children, grandchildren, or ancestor, subject to a $10,000 lifetime maximum, and distributions for higher education expenses for the individual, a spouse, children, or grandchildren. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2. Additional distribution rules apply after the death of the Annuitant. These rules are similar to those governing distributions on the death of an Owner (or other payee during the Annuity Period) under a Non-Qualified Contract. (See "Death Proceeds.") Failure to comply with the minimum distribution rules will result in the imposition of a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

      TAX FREE ROLLOVERS. Amounts may be transferred in a tax-free rollover from a tax-qualified plan to an IRA (and from one IRA to another IRA) if certain conditions are met. All taxable distributions ("eligible rollover distributions") from tax qualified plans are eligible to be rolled over with the exception of (1) annuities paid over a life or life expectancy, (2) installments for a period of ten years or more, and (3) required minimum distributions under section 401(a)(9) of the Code.

      Rollovers may be accomplished in two ways. First, an eligible rollover distribution may be paid directly to an IRA (a "direct rollover"). Second, the distribution may be paid directly to the Annuitant and then, within 60 days of receipt, the amount may be rolled over to an IRA. However, any amount that was not distributed as a direct rollover will be subject to 20% income tax withholding.

ROTH IRAS

      Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to $2,000 per year. This limitation is phased out for adjusted gross income between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $15,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

      Qualified distributions from Roth IRAs are entirely tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59-1/2, on the individual's death or disability, or as qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor.

      An individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. For rollovers in 1998, the individual may pay that tax ratably in 1998 and over the succeeding three years. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.


SIMPLIFIED EMPLOYEE PENSION PLANS

      Employees and employers may establish an IRA plan known as a simplified employee pension plan ("SEP"), if certain requirements are met. An employee may make contributions to a SEP in accordance with the rules applicable to IRAs discussed above. Employer contributions to an employee's SEP are deductible by the employer and are not currently includible in the taxable income of the employee. However, total employer contributions are limited to 15% of an employee's compensation or $30,000, whichever is less.

SIMPLE RETIREMENT ACCOUNTS

      Employees and employers may establish an IRA plan known as a simple retirement account ("SRA"), if certain requirements are met. Under an SRA, the employer contributes elective employee compensation deferrals up to a maximum of $6,000 a year. The employer must, in general, make a fully vested matching contribution for employee deferrals up to 3% of compensation.

OTHER QUALIFIED PLANS

      PURCHASE PAYMENTS. Purchase payments made by an employer under a pension, profit-sharing, or annuity plan qualified under section 401 or 403(a) of the Code, not in excess of certain limits, are deductible by the employer. Such purchase payments are also excluded from the current income of the employee.

      DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE. To the extent that purchase payments are includible in an employee's taxable income, they (less any amounts previously received that were not includible in the employee's taxable income) represent his or her "investment in the Contract." Amounts received prior to the Annuity Commencement Date under a Contract in connection with a section 401 or 403(a) plan are generally allocated on a pro-rata basis between the employee's investment in the Contract and other amounts. A lump-sum distribution will not be includible in income in the year of distribution if the employee transfers, within 60 days of receipt, all amounts received, less the employee's investment in the Contract), to another tax-qualified plan or to an individual retirement account or an IRA in accordance with the rollover rules under the Code. However, any amount that is not distributed as a direct rollover will be subject to 20% income tax withholding. See "Tax Free Rollovers." Special tax treatment may be available in the case of certain lump-sum distributions that are not rolled over to another plan or IRA.

      A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the employee's attaining age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are (1) part of a series of substantially equal periodic payments beginning after the employee separates from service and made over the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and the Beneficiary, (2) made after the employee's separation from service on account of early retirement after attaining age 55, or (3) made to an alternate payee pursuant to a qualified domestic relations order.

      ANNUITY PAYMENTS. A portion of annuity payments received under Contracts in connection with section 401 and 403(a) plans after the Annuity Commencement Date may be excludible from the employee's income, in the manner discussed above, in connection with Variable Annuity Payments, under "Non-Qualified Contracts - Taxation of Annuity Payments," except that the number of expected payments is determined under a provision in the Code. Distributions of minimum amounts specified by the Code generally must commence by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2 or retires, if later. Failure to comply with the minimum distribution rules will result in the imposition of a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

      SELF-EMPLOYED INDIVIDUALS. Various special rules apply to tax-qualified plans established by self-employed individuals.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

        PURCHASE PAYMENTS. Private taxable employers may establish unfunded, Non-Qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors.

      These types of programs allow individuals to defer receipt of up to 100% of compensation that would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts, as well as earnings thereon. Purchase payments made by the employer, however, are not immediately deductible by the employer, and the employer is currently taxed on any increase in Account Value.

      Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions.

      TAXATION OF DISTRIBUTIONS. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

EXCESS DISTRIBUTIONS - 15% TAX

      Certain persons, particularly those who participate in more than one tax-qualified retirement plan, may be subject to an additional tax of 15% on certain excess aggregate distributions from those plans. In general, excess distributions are taxable distributions for all tax qualified plans in excess of a specified annual limit for payments made in the form of an annuity (currently $160,000) or five times the annual limit for lump-sum distributions.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

      Amounts distributed from a Contract, to the extent includible in taxable income, are subject to federal income tax withholding. The payee may, however, elect to have no income tax withheld by submitting a withholding exemption certificate to us.

      In some cases, if you own more than one Qualified annuity contract, such contracts may be aggregated for purposes of determining whether the federal tax law requirement for minimum distributions after age 70 1/2, or retirement in appropriate circumstances, has been satisfied. If, under this aggregation procedure, you are relying on distributions pursuant to another annuity contract to satisfy the minimum distribution requirement under a Qualified Contract issued by us, you must sign a waiver releasing us from any liability to you for not calculating and reporting the amount of taxes and penalties payable for failure to make required minimum distributions under the Contract.

TAXES PAYABLE BY AGL AND SEPARATE ACCOUNT D

      AGL is taxed as a life insurance company under the Code. The operations of Separate Account D are part of the total operations of AGL and are not taxed separately. Under existing federal income tax laws, AGL is not taxed on investment income derived by Separate Account D (including realized and unrealized capital gains) with respect to the Contracts. AGL reserves the right to allocate to the Contracts any federal, state or other tax liability that may result in the future from maintenance of Separate Account D or the Contracts.

      Certain Series may elect to pass through to AGL any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

                           DISTRIBUTION ARRANGEMENTS

      The Contracts will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the Contracts of AGL, are also registered representatives of American General Securities Incorporated ("AGSI"), the principal underwriter of the Contracts, or registered representatives of Van Kampen American Capital Distributors, Inc. or other broker-dealer firms or representatives of other firms that are exempt from broker-dealer regulation. AGSI, Van Kampen American Capital Distributors, Inc. and any such other broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities
Dealers, Inc. AGSI is a wholly-owned subsidiary of AGL. AGSI's principal business address is the same as that of our Home Office. The interests under the Contracts are offered on a continuous basis. AGSI and Van Kampen American Capital Distributors, Inc. have entered into certain revenue and cost-sharing arrangements in connection with the marketing of the Contracts.

      AGL compensates Van Kampen American Capital Distributors, Inc. ("VKAC Distributors") and other broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for commissions ranging from 4.75% up to 6% of first year purchase payments received pursuant to the Contracts. In addition, depending on the schedule selected, AGL may pay continuing "trail" commissions ranging from 0.25% to 0.50% of Contract Account Value. AGL also has agreed to pay VKAC Distributors for its promotional activities such as the solicitation of selling group agreements between broker-dealers and AGL, agent appointments with AGL, printing and development of sales literature to be used by AGL appointed agents as well as related marketing support and related special promotional campaigns. These distribution expenses do not result in any additional charges under the Contracts that are not described under "Charges under the Contracts."

                                 LEGAL MATTERS

      The legality of the Contracts described in this Prospectus has been passed upon by Steven A. Glover, Esquire, Associate General Counsel of AGL. Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised AGL on certain federal securities law matters.

                           OTHER INFORMATION ON FILE

      A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contracts discussed in this Prospectus. Not all of the information set forth in the Registration Statement and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus concerning the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

      A Statement is available from us on request. Its contents are as follows:

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

General Information ......................................................  2
Regulation and Reserves ..................................................  2
Independent Auditors......................................................  2
Services..................................................................  3
Principal Underwriter.....................................................  3
Annuity Payments..........................................................  3
  A.  Gender of Annuitant.................................................  3
  B.  Misstatement of Age or Sex and Other Errors ........................  3
Change of Investment Adviser or Investment Policy ........................  4
Terms of Exemptive Relief in Connection with Mortality
  and Expense Risk Charge ................................................  4
Performance Data for the Divisions .......................................  4
Effect of Tax-Deferred Accumulation.......................................  8
Financial Statements......................................................  9
Index to Financial Statements ............................................ 10